Exhibit 99.1

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

Chicago, November 10, 2016 - LSC Communications, Inc. (NYSE: LKSD) today reported financial results for the third quarter of 2016.

3Q 2016 Highlights:

•	Net sales of $948.5 million compared to $999.0 in the third quarter of 2015

•	GAAP net income of $38.1 million, or $1.18 per diluted share, compared to $14.7 million, or $0.45 per diluted share for the third quarter of 2015

•	Non-GAAP net income of $41.1 million, or $1.27 per diluted share, compared to $48.1 million, or $1.48 per diluted share for the third quarter of 2015

•	Non-GAAP adjusted EBITDA of $101.0 million, or 10.6% of net sales, compared to $124.6 million, or 12.5% of net sales, in the third quarter of 2015

3Q YTD Highlights:

•	Net sales of $2.73 billion were essentially flat with $2.74 billion in the same period of 2015

•	GAAP net income of $97.1 million, or $3.00 per diluted share, compared to $35.6 million, or $1.10 per diluted share, for the same period of 2015

•	Non-GAAP net income of $105.5 million, or $3.26 per diluted share, compared to $99.2 million, or $3.06 per diluted share for the same period of 2015

•	Non-GAAP adjusted EBITDA of $289.0 million, or 10.6% of net sales, compared to $287.3 million, or 10.5% of net sales, in the third quarter of 2015

“After delivering solid margin growth during our strong first half, we were faced with some headwinds in the third quarter, our last as part of RR Donnelley. Nevertheless, our industry-leading supply chain management services continued to drive growth in our book offering, and we generated strong free cash flow, demonstrating our ability to maintain our targeted leverage while continuing to invest in our core business and growth opportunities,” said Thomas J. Quinlan III, LSC Communications’ Chairman and Chief Executive Officer.

Net Sales

Third quarter net sales were $948.5 million, down $50.5 million, or 5.1%, from the third quarter of 2015. After adjusting for changes in foreign exchange rates and pass-through paper sales, organic sales decreased 3.9% from the third quarter of 2015. The decrease in organic net sales was due to price pressures and lower volume in the Print segment along with lower volume in the Office Products segment.

GAAP Net Income

Third quarter 2016 net income was $38.1 million, or $1.18 per diluted share, compared to net income of $14.7 million, or $0.45 per diluted share, in the third quarter of 2015. The third-quarter net income included pre-tax charges of $3.0 million and $33.4 million in 2016 and 2015, respectively, all of which are excluded from the presentation of non-GAAP net income. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

Non-GAAP Adjusted EBITDA and Non-GAAP Net Income

Non-GAAP adjusted EBITDA in the third quarter of 2016 was $101.0 million, or 10.6% of net sales, compared to $124.6 million, or 12.5% of net sales, in the third quarter of 2015. The decrease in non-GAAP adjusted EBITDA was primarily due to price pressure in the Print segment, volume declines in the Office Products segment, and an increase in selling, general, and administrative costs driven by the separation from RR Donnelley. In addition, non-GAAP EBITDA margins were negatively impacted by a shift in the mix of work within the print segment: education book volumes were lower in the quarter due to volume that shifted into the second quarter, while consumer book volumes remained strong.

Non-GAAP net income totaled $41.1 million, or $1.27 per diluted share, in the third quarter of 2016 compared to $48.1 million, or $1.48 per diluted share, in the third quarter of 2015. Reconciliations of net income to non-GAAP adjusted EBITDA and non-GAAP net income are presented in the attached schedules.

2016 Guidance

The Company provides the following full-year guidance for 2016:

Guidance
Net sales	$3.6 to $3.7 billion
Non-GAAP adjusted EBITDA margin	10.2% to 10.4%
Depreciation and amortization	$175 to $180 million
Interest expense	$18 to $19 million
Non-GAAP effective tax rate	34% to 35%
Diluted share count	Approximately 32.5 million

Certain components of the guidance given in the table above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis. Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.” The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations. Such items include, but are not limited to, restructuring charges, impairment charges, spinoff-related transaction expenses, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company’s ongoing operations. The Company does not believe that excluding such items is likely to be significant to an assessment of the Company’s ongoing operations, given that such excluded items are not indicators of business performance.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

Conference Call

LSC Communications will host a conference call and simultaneous webcast to discuss its third-quarter results today, Thursday, November 10, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on LSC Communications’ web site: www.lsccom.com. Individuals wishing to participate must register in advance at http://www.meetme.net/LSCCommunications. After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 8828 671#.

About LSC Communications

LSC Communications (NYSE: LKSD) is a global leader in traditional and digital print, print-related services and office products that serves the needs of publishers, merchandisers and retailers. The Company’s service offering includes e-services, warehousing and fulfillment and supply chain management. LSC utilizes a broad portfolio of technology capabilities coupled with consultative attention to clients’ needs to increase speed to market, reduce costs, provide postal savings to customers and improve efficiencies. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of an international organization.

For more information about LSC Communications, visit www.lsccom.com.

Contact Information

Janet M. Halpin

Senior Vice President, Treasurer & Investor Relations

312.326.8742

janet.m.halpin@lsccom.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, such as non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance. The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business. Non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow allow investors to make a more meaningful comparison between the Company’s core business operating results over different periods of time. The Company believes that non-GAAP adjusted EBITDA, non-GAAP net income and free cash flow, when viewed with the Company’s results under GAAP and the accompanying reconciliations, provides useful information about the Company’s business without regard to potential distortions. By eliminating potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales, the Company believes that non-GAAP adjusted EBITDA and non-GAAP net income can provide useful additional basis for comparing the current performance of the underlying operations being evaluated. By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of LSC Communications and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about LSC Communications management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While LSC Communications believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond LSC Communications’ control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from LSC Communications’ current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in LSC Communications’ information statement, dated September 23, 2016, filed as an exhibit to our Current Report on Form 8-K filed on September 23, 2016 and LSC Communications’ periodic filings with the SEC. LSC Communications does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Condensed Combined Balance Sheets

As of September 30, 2016 and December 31, 2015

(in millions, except per share data)

(UNAUDITED)

	September 30, 2016	December 31, 2015
Assets
Cash and cash equivalents	$54.8	$94.5
Receivables, less allowances for doubtful accounts of $12.5 (2015: $10.9)	646.5	617.6
Inventories	229.2	217.6
Prepaid expenses and other current assets	21.4	30.3

Total Current Assets	951.9	960.0

Property, plant and equipment - net	642.4	717.6
Goodwill	81.2	81.2
Other intangible assets - net	134.8	147.7
Deferred income taxes	31.1	36.2
Other noncurrent assets	106.5	68.4

Total Assets	$1,947.9	$2,011.1

Liabilities
Accounts payable	$277.5	$288.9
Accrued liabilities	204.6	202.5
Short-term and current portion of long-term debt	52.1	2.6

Total Current Liabilities	534.2	494.0

Long-term debt	755.7	2.5
Noncurrent restructuring liabilities	16.4	18.0
Noncurrent multi-employer pension liabilities	40.1	41.6
Deferred income taxes	133.8	152.3
Other noncurrent liabilities	31.1	26.1

Total Liabilities	1,511.3	734.5

Equity
Accumulated other comprehensive loss	(208.1)	(204.5)
Net parent company investment	644.7	1,481.1

Total Equity	436.6	1,276.6

Total Liabilities and Equity	$1,947.9	$2,011.1

On October 1, 2016, LSC Communications assumed certain assets and liabilities which were distributed as part of the separation from RR Donnelley. Information about the obligations and assets of pension plans and workers’ compensation is shown below:

Pension Plans
	Qualified	Non-Qualified	Total
Benefit Obligation	$2,502.0	$96.5	$2,598.5
Fair Value of Plan Assets	2,240.3	—	2,240.3

Unfunded Status	(261.7)	(96.5)	(358.2)

Workers’ Compensation
Short-term and Long-term Liability	$38.9
Recovery Asset	3.8

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Condensed Combined Statements of Income

For the Three and Nine Months Ended September 30, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2 0 1 6	2 0 1 5	2 0 1 6	2 0 1 5
Net sales	$948.5	$999.0	$2,734.6	$2,738.9
Cost of sales (exclusive of depreciation and amortization)	739.8	755.4	2,115.0	2,109.3
Cost of sales with RRD and affiliates (exclusive of depreciation and amortization)	43.1	53.6	135.3	156.0

Total cost of sales	782.9	809.0	2,250.3	2,265.3
Selling, general and administrative expenses (SG&A) (exclusive of depreciation and amortization)	64.8	72.2	195.6	210.0
Restructuring, impairment and other charges - net	3.2	25.4	11.2	52.4
Depreciation and amortization	40.6	48.1	129.7	134.2

Income from operations	57.0	44.3	147.8	77.0

Interest expense (income) - net	0.5	(0.6)	(0.3)	(2.2)
Investment and other expense (income) - net	0.4	—	0.8	(0.1)

Income before income taxes	56.1	44.9	147.3	79.3

Income tax expense	18.0	30.2	50.2	43.7

Net income	38.1	14.7	97.1	35.6

Net income per share:
Basic and diluted earnings per share	$1.18	$0.45	$3.00	$1.10

Basic and diluted weighted average number of common shares outstanding	32.4	32.4	32.4	32.4

Additional information:
Gross margin (1)	17.5%	19.0%	17.7%	17.3%
SG&A as a % of net sales (1)	6.8%	7.2%	7.2%	7.7%
Operating margin	6.0%	4.4%	5.4%	2.8%
Effective tax rate	32.1%	67.3%	34.1%	55.1%

(1)	Exclusive of depreciation and amortization

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three and Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP net income	$135.1	$38.1	$28.0	$31.0	$38.0

Adjustments:
Restructuring, impairment and other charges - net (1)	15.3	3.2	5.1	2.9	4.1
Purchase accounting inventory adjustment (2)	0.9	—	—	—	0.9
Spinoff-related transaction expenses (3)	0.6	0.6	—	—	—
Pension settlement charges (4)	0.5	—	0.5	—	—
Acquisition-related expenses (5)	0.1	—	—	—	0.1
Depreciation and amortization	176.9	40.6	43.6	45.5	47.2
Interest (income) expense - net	(0.6)	0.5	(0.5)	(0.3)	(0.3)
Income tax expense	70.4	18.0	16.3	15.9	20.2

Total Non-GAAP adjustments	264.1	62.9	65.0	64.0	72.2
Non-GAAP adjusted EBITDA	$399.2	$101.0	$93.0	$95.0	$110.2

Net sales	$3,738.6	$948.5	$906.1	$880.0	$1,004.0
Non-GAAP adjusted EBITDA margin %	10.7%	10.6%	10.3%	10.8%	11.0%

	For the Nine Months Ended	For the Three Months Ended
	September 30, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP net income	$35.6	$14.7	$11.8	$9.1

Adjustments:
Restructuring, impairment and other charges - net (1)	52.4	25.4	21.1	5.9
Acquisition-related expenses (5)	13.7	0.1	3.1	10.5
Purchase accounting inventory adjustments (2)	9.9	6.7	3.2	—
Depreciation and amortization	134.2	48.1	43.0	43.1
Interest income-net	(2.2)	(0.6)	(0.8)	(0.8)
Income tax expense (benefit)	43.7	30.2	7.1	6.4

Total Non-GAAP adjustments	251.7	109.9	76.7	65.1
Non-GAAP adjusted EBITDA	287.3	$124.6	$88.5	$74.2

Net sales	$2,738.9	$999.0	$879.0	$860.9
Non-GAAP adjusted EBITDA margin %	10.5%	12.5%	10.1%	8.6%

(1)	Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination, other costs, multi-employer pension plan withdrawal obligations, and impairment of intangible assets and other long-lived assets.
(2)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.
(3)	Spinoff-related transaction expenses: One-time transaction expenses associated with the separation from RR Donnelley & Sons.
(4)	Pension settlement charge: Pre-tax charge recognized for lump-sum pension settlement payments.
(5)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed acquisitions.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended September 30, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Three Months Ended September 30, 2016		For the Three Months Ended September 30, 2015
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$38.1	$1.18	$14.7	$0.45
Non-GAAP adjustments:
Restructuring, impairment and other charges - net (1)	2.6	0.08	20.0	0.62
Spinoff-related transaction expenses (2)	0.4	0.01	—	—
Income tax adjustment (3)	—	—	9.0	0.28
Purchase accounting inventory adjustment (4)	—	—	4.3	0.13
Acquisition-related expenses (5)	—	—	0.1	0.00

Total Non-GAAP adjustments	3.0	0.09	33.4	1.03

Non-GAAP measures	$41.1	$1.27	$48.1	$1.48

(1)	Restructuring, impairment and other charges - net: Operating results for the three months ended September 30, 2016 and 2015 were affected by the following pre-tax restructuring charges of $3.2 million ($2.6 million after-tax) and $25.4 million ($20.0 million after-tax), respectively:

	2016	2015
Employee termination costs (a)	$1.8	$14.7
Other restructuring charges (b)	1.5	2.3
Impairment charges - net (c )	(0.9)	7.7
Other charges (d)	0.8	0.7

Total restructuring charges - net	$3.2	$25.4

(a) For the three months ended September 30, 2016, employee termination costs resulted from one facility closure in the Print segment and the reorganization of certain operations. For the three months ended September 30, 2015, employee termination costs resulted from the announcement of three facility closures, two in the Print segment and one in the Office Products segment, and the reorganization of certain operations.

(b) Includes lease termination and other facility costs.

(c ) Impairment charges primarily related to buildings, machinery and equipment associated with facility closings, and for the three months ended September 30, 2016, a change to an impairment charge recorded earlier in 2016.

(d) Other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.

(2)	Spinoff-related transaction expenses: Included pre-tax charges of $0.6 million ($0.4 million after-tax) for one-time transaction expenses associated with the separation from RR Donnelley & Sons for the three months ended September 30, 2016.
(3)	Income tax adjustment: Included tax expense of $9.0 million that was recorded due to an unfavorable court decision related to payment of prior year taxes in an international jurisdiction for the three months ended September 30, 2015.
(4)	Purchase accounting inventory adjustment: Included a pre-tax charge of $6.7 million ($4.3 million after-tax) as a result of an inventory purchase accounting adjustment for Courier Corporation (“Courier”) for the three months ended September 30, 2015.
(5)	Acquisition-related expenses: For the three months ended September 30, 2015, a pre-tax charge of $0.1 million ($0.1 million after-tax) related to legal, accounting and other expenses associated with completed acquisitions.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Nine Months Ended September 30, 2016 and 2015

(in millions, except per share data)

(UNAUDITED)

	For the Nine Months Ended September 30, 2016		For the Nine Months Ended September 30, 2015
	Net income	Net income per diluted share	Net income	Net income per diluted share
GAAP basis measures	$97.1	$3.00	$35.6	$1.10
Non-GAAP adjustments:
Restructuring, impairment and other charges - net (1)	7.7	0.24	35.3	1.09
Spinoff-related transaction expenses (2)	0.4	0.01	—	—
Acquisition-related expenses (3)	—	—	13.0	0.40
Income tax adjustment (4)	—	—	9.0	0.28
Purchase accounting inventory adjustment (5)	—	—	6.3	0.19
Pension settlement charge (6)	0.3	0.01	—	—

Total Non-GAAP adjustments	8.4	0.26	63.6	1.96

Non-GAAP measures	$105.5	$3.26	$99.2	$3.06

(1)	Restructuring, impairment and other charges - net: Operating results for the three months ended September 30, 2016 and 2015 were affected by the following pre-tax restructuring charges of $11.2 million ($7.7 million after-tax) and $52.4 million ($35.3 million after-tax), respectively:

	2016	2015
Employee termination costs (a)	$3.5	$18.2
Other restructuring charges (b)	4.8	4.6
Impairment charges - net (c)	0.5	8.3
Other charges (d)	2.4	21.3

Total restructuring charges - net	$11.2	$52.4

(a) For the nine months ended September 30, 2016, employee termination costs resulted from one facility closure in the Print segment and the reorganization of certain operations. For the nine months ended September 30, 2015, employee termination costs resulted from the announcement of three facility closures, two in the Print segment and one in the Office Products segment, the closure of another facility in the Print segment and the reorganization of certain operations.

(b) Includes lease termination and other facility costs.

(c) Impairment charges primarily related to buildings, machinery and equipment associated with facility closings.

(d) For the nine months ended September 30, 2016, other charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures. For the nine months ended September 30, 2015, the Company recorded other charges, including integration charges of $19.1 million for payments made to certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition.

(2)	Spinoff-related transaction expenses: Included pre-tax charges of $0.6 million ($0.4 million after-tax) for one-time transaction expenses associated with the separation from RR Donnelley & Sons for the nine months ended September 30, 2016.
(3)	Acquisition-related expenses: For the nine months ended September 30, 2015, pre-tax charges of $13.7 million ($13.0 million after-tax) related to legal, accounting and other expenses associated with completed acquisitions.
(4)	Income tax adjustment: Included tax expense of $9.0 million that was recorded due to an unfavorable court decision related to payment of prior year taxes in an international jurisdiction for the nine months ended September 30, 2015.
(5)	Purchase accounting inventory adjustment: Included pre-tax charges of $9.9 million ($6.3 million after-tax) as a result of an inventory purchase accounting adjustment for Courier Corporation (“Courier”) for the nine months ended September 30, 2015.
(6)	Pension settlement charge: Included a pre-tax charge of $0.5 million ($0.3 million after-tax) related to lump-sum pension settlement payments for the Esselte plan.

Note: The income tax impact is calculated using the tax rate in effect for the non-GAAP adjustments.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended March 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended March 31, 2016
Net sales	$752.2	$127.8	$—	$880.0
Income from operations	32.2	13.8	0.7	46.7
Operating margin %	4.3%	10.8%	nm	5.3%
Investment and other expense - net	—	—	0.1	0.1

Non-GAAP Adjustments
Depreciation and amortization	41.1	3.7	0.7	45.5
Restructuring charges - net	2.1	0.1	—	2.2
Other charges	0.8	—	—	0.8
Impairment charges - net	0.1	(0.2)	—	(0.1)

Total Non-GAAP adjustments	44.1	3.6	0.7	48.4

Non-GAAP Adjusted EBITDA	$76.3	$17.4	$1.3	$95.0
Non-GAAP Adjusted EBITDA margin %	10.1%	13.6%	nm	10.8%
Capital expenditures	$7.5	$1.0	$3.4	$11.9

For the Three Months Ended March 31, 2015
Net sales	$722.9	$138.0	$—	$860.9
Income (loss) from operations	18.3	8.5	(12.1)	14.7
Operating margin %	2.5%	6.2%	nm	1.7%

Non-GAAP Adjustments
Depreciation and amortization	38.4	4.4	0.3	43.1
Acquisition-related expenses	—	—	10.5	10.5
Restructuring charges - net	4.2	0.2	—	4.4
Other charges	0.8	—	—	0.8
Impairment charges - net	(0.4)	1.1	—	0.7

Total Non-GAAP adjustments	43.0	5.7	10.8	59.5

Non-GAAP Adjusted EBITDA	$61.3	$14.2	$(1.3)	$74.2
Non-GAAP Adjusted EBITDA margin %	8.5%	10.3%	nm	8.6%
Capital expenditures	$13.1	$0.3	$—	$13.4

nm Not meaningful

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended June 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended June 30, 2016
Net sales	$763.8	$142.3	$—	$906.1
Income (loss) from operations	34.2	13.2	(3.3)	44.1
Operating margin %	4.5%	9.3%	nm	4.9%
Investment and other expense - net	—	—	0.3	0.3

Non-GAAP Adjustments
Depreciation and amortization	39.2	3.8	0.6	43.6
Restructuring charges - net	2.7	0.1	—	2.8
Impairment charges - net	1.6	(0.1)	—	1.5
Other charges	0.8	—	—	0.8
Pension settlement charge	—	—	0.5	0.5

Total Non-GAAP adjustments	44.3	3.8	1.1	49.2

Non-GAAP Adjusted EBITDA	$78.5	$17.0	$(2.5)	$93.0
Non-GAAP Adjusted EBITDA margin %	10.3%	11.9%	nm	10.3%
Capital expenditures	$5.7	$0.9	$0.6	$7.2

For the Three Months Ended June 30, 2015
Net sales	$730.5	$148.5	$—	$879.0
Income (loss) from operations	7.7	13.9	(3.6)	18.0
Operating margin %	1.1%	9.4%	nm	2.0%
Investment and other income - net	—	—	(0.1)	(0.1)

Non-GAAP Adjustments
Depreciation and amortization	38.9	3.8	0.3	43.0
Other charges	19.8	—	—	19.8
Purchase accounting inventory adjustment	3.2	—	—	3.2
Acquisition-related expenses	—	—	3.1	3.1
Restructuring charges - net	0.9	0.5	—	1.4
Impairment charges - net	(0.1)	—	—	(0.1)

Total Non-GAAP adjustments	62.7	4.3	3.4	70.4

Non-GAAP Adjusted EBITDA	$70.4	$18.2	$(0.1)	$88.5
Non-GAAP Adjusted EBITDA margin %	9.6%	12.3%	nm	10.1%
Capital expenditures	$8.4	$1.1	$—	$9.5

nm Not meaningful

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Three Months Ended September 30, 2016
Net sales	$821.4	$127.1	$—	$948.5
Income (loss) from operations	46.7	11.2	(0.9)	57.0
Operating margin %	5.7%	8.8%	nm	6.0%
Investment and other expense - net	—	—	0.4	0.4

Non-GAAP Adjustments
Depreciation and amortization	36.8	3.7	0.1	40.6
Restructuring charges - net	1.4	0.1	1.8	3.3
Other charges	0.8	—	—	0.8
Spinoff-related transaction expenses	—	—	0.6	0.6
Impairment charges - net	(1.0)	0.1	—	(0.9)

Total Non-GAAP adjustments	38.0	3.9	2.5	44.4

Non-GAAP Adjusted EBITDA	84.7	15.1	1.2	101.0
Non-GAAP Adjusted EBITDA margin %	10.3%	11.9%	nm	10.6%
Capital expenditures	$13.8	$0.6	$1.4	$15.8

For the Three Months Ended September 30, 2015
Net sales	$854.3	$144.7	$—	$999.0
Income from operations	27.8	14.1	2.4	44.3
Operating margin %	3.3%	9.7%	nm	4.4%

Non-GAAP Adjustments
Depreciation and amortization	44.0	3.7	0.4	48.1
Restructuring charges - net	15.8	1.1	0.1	17.0
Purchase accounting inventory adjustment	6.7	—	—	6.7
Impairment charges - net	7.7	—	—	7.7
Other charges	0.7	—	—	0.7
Acquisition-related expenses	—	—	0.1	0.1

Total Non-GAAP adjustments	74.9	4.8	0.6	80.3

Non-GAAP Adjusted EBITDA	102.7	18.9	3.0	124.6
Non-GAAP Adjusted EBITDA margin %	12.0%	13.1%	nm	12.5%
Capital expenditures	$7.4	$2.0	$—	$9.4

nm Not meaningful

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Corporate	Consolidated
For the Nine Months Ended September 30, 2016
Net sales	$2,337.4	$397.2	$—	$2,734.6
Income (loss) from operations	113.1	38.2	(3.5)	147.8
Operating margin %	4.8%	9.6%	nm	5.4%
Investment and other expense - net	—	—	0.8	0.8

Non-GAAP Adjustments
Depreciation and amortization	117.7	11.2	0.8	129.7
Restructuring charges - net	6.2	0.3	1.8	8.3
Other charges	2.4	—	—	2.4
Spinoff-related transaction expenses	—	—	0.6	0.6
Impairment charges - net	0.7	(0.2)	—	0.5
Pension settlement charge	—	—	0.5	0.5

Total Non-GAAP adjustments	127.0	11.3	3.7	142.0

Non-GAAP Adjusted EBITDA	240.1	49.5	(0.6)	289.0
Non-GAAP Adjusted EBITDA margin %	10.3%	12.5%	nm	10.6%
Capital expenditures	$28.3	$2.5	$4.1	$34.9

For the Nine Months Ended September 30, 2015
Net sales	$2,307.7	$431.2	$—	$2,738.9
Income (loss) from operations	53.8	36.5	(13.3)	77.0
Operating margin %	2.3%	8.5%	nm	2.8%
Investment and other income - net	—	—	(0.1)	(0.1)

Non-GAAP Adjustments
Depreciation and amortization	121.3	11.9	1.0	134.2
Restructuring charges - net	20.9	1.8	0.1	22.8
Other charges	21.3	—	—	21.3
Acquisition-related expenses	—	—	13.7	13.7
Purchase accounting inventory adjustment	9.9	—	—	9.9
Impairment charges - net	7.2	1.1	—	8.3

Total Non-GAAP adjustments	180.6	14.8	14.8	210.2

Non-GAAP Adjusted EBITDA	234.4	51.3	1.6	287.3
Non-GAAP Adjusted EBITDA margin %	10.2%	11.9%	nm	10.5%
Capital expenditures	$28.9	$3.4	$—	$32.3

nm Not meaningful

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Condensed Combined Statements of Cash Flows

For the Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	2016	2015
Net income	$97.1	$35.6
Adjustment to reconcile net income to net cash provided by operating activities
Impairment charges	0.6	8.3
Depreciation and amortization	129.7	134.2
Provision for doubtful accounts receivable	11.1	1.4
Share-based compensation	4.3	4.3
Deferred income taxes	(13.7)	(27.6)
Changes in uncertain tax positions	0.2	9.9
Other	(3.1)	(0.4)
Changes in operating assets and liabilities - net of acquisition:
Accounts receivable - net	(45.4)	(20.8)
Inventories	(12.1)	(0.9)
Prepaid expenses and other current assets	(4.1)	17.5
Accounts payable	(10.9)	(4.3)
Income taxes payable and receivable	(2.3)	3.3
Accrued liabilities and other	(15.2)	(4.1)

Net cash provided by operating activities	$136.2	$156.4

Capital expenditures	(34.9)	(32.3)
Acquisition of business, net of cash acquired	—	(111.1)
Proceeds from sales of other assets	0.8	4.7
Transfers from restricted cash	8.7	0.3
Other investing activities	—	(1.2)

Net cash used in investing activities	$(25.4)	$(139.6)

Proceeds from issuance of long-term debt	815.6	—
Payments of current maturities and long-term debt	(3.4)	(70.9)
Debt issuance costs	(18.1)	—
Net transfers (to) from Parent and affiliates	(944.5)	22.1

Net cash used in financing activities	$(150.4)	$(48.8)

Effect of exchange rate on cash and cash equivalents	(0.1)	(9.6)

Net decrease in cash and cash equivalents	$(39.7)	(41.6)

Cash and cash equivalents at beginning of period	94.5	124.8

Cash and cash equivalents at end of period	$54.8	$83.2

Supplemental non-cash disclosure:
Assumption of warehousing equipment related to customer contract	$8.8	$—
Issuance of 8.0 million shares of RR Donnelley & Sons stock for acquisition of a business	$—	$154.2

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Condensed Combined Statements of Cash Flows

For the Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

Additional Information:

	2016	2015
For the Nine Months Ended September 30:
Net cash provided by operating activities	$136.2	$156.4
Less: capital expenditures	34.9	32.3

Free cash flow	$101.3	$124.1

For the Six Months Ended June 30:
Net cash provided by operating activities	$55.3	$74.2
Less: capital expenditures	19.1	22.9

Free cash flow	$36.2	$51.3

For the Three Months Ended September 30:
Net cash provided by operating activities	$80.9	82.2
Less: capital expenditures	15.8	9.4

Free cash flow	$65.1	$72.8

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended March 31, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended March 31, 2016
Reported net sales	$752.2	$127.8	$880.0
Adjustments (1)	—	—	—

Pro forma net sales	$752.2	$127.8	$880.0

For the Three Months Ended March 31, 2015
Reported net sales	$722.9	$138.0	$860.9
Adjustments (1)	56.8	—	56.8

Pro forma net sales	$779.7	$138.0	$917.7

Net sales change
Reported net sales	4.1%	(7.4%)	2.2%
Pro forma net sales	(3.5%)	(7.4%)	(4.1%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(1.2%)	(1.0%)	(1.3%)
Approximate year-over-year impact of changes in pass-through paper sales	(1.7%)	—%	(1.4%)

Net organic sales change (2)	(0.6%)	(6.4%)	(1.4%)

The reported results of the Company include the results of an acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended March 31, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the three months ended March 31, 2016.

For the three months ended March 31, 2015, the adjustment for net sales of an acquired business reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended June 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended June 30, 2016
Reported net sales	$763.8	$142.3	$906.1
Adjustments (1)	—	—	—

Pro forma net sales	$763.8	$142.3	$906.1

For the Three Months Ended June 30, 2015
Reported net sales	$730.5	$148.5	$879.0
Adjustments (1)	61.1	—	61.1

Pro forma net sales	$791.6	$148.5	$940.1

Net sales change
Reported net sales	4.6%	(4.2%)	3.1%
Pro forma net sales	(3.5%)	(4.2%)	(3.6%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(1.0%)	(0.6%)	(1.0%)
Approximate year-over-year impact of changes in pass-through paper sales	(0.6%)	—%	(0.5%)

Net organic sales change (1)	(1.9%)	(3.6%)	(2.1%)

The reported results of the Company include the results of an acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended June 30, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the three months ended June 30, 2016.

For the three months ended June 30, 2015, the adjustment for net sales of an acquired business reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Three Months Ended September 30, 2016
Reported net sales	$821.4	$127.1	$948.5
Adjustments (1)	—	—	—

Pro forma net sales	$821.4	$127.1	$948.5

For the Three Months Ended September 30, 2015
Reported net sales	$854.3	$144.7	$999.0
Adjustments (1)	—	—	—

Pro forma net sales	$854.3	$144.7	$999.0

Net sales change
Reported net sales	(3.9%)	(12.2%)	(5.1%)
Pro forma net sales	(3.9%)	(12.2%)	(5.1%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.8%)	(0.2%)	(0.7%)
Approximate year-over-year impact of changes in pass-through paper sales	(0.6%)	—%	(0.5%)

Net organic sales change (1)	(2.5%)	(12.0%)	(3.9%)

There were no acquisitions during the three months ended September 30, 2016.

(1)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales

For the Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Print	Office Products	Consolidated
For the Nine Months Ended September 30, 2016
Reported net sales	$2,337.4	$397.2	$2,734.6
Adjustments (1)	—	—	—

Pro forma net sales	$2,337.4	$397.2	$2,734.6

For the Nine Months Ended September 30, 2015
Reported net sales	$2,307.7	$431.2	$2,738.9
Adjustments (1)	117.9	—	$117.9

Pro forma net sales	$2,425.6	$431.2	$2,856.8

Net sales change
Reported net sales	1.3%	(7.9%)	(0.2%)
Pro forma net sales	(3.6%)	(7.9%)	(4.3%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.9%)	(0.6%)	(1.0%)
Approximate year-over-year impact of changes in pass-through paper sales	(1.0%)	—%	(0.8%)

Net organic sales change (2)	(1.7%)	(7.3%)	(2.5%)

The reported results of the Company include the results of an acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the nine months ended September 30, 2016.

For the nine months ended September 30, 2015, the adjustment for net sales of an acquired business reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Three Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Three Months Ended September 30, 2016
Reported net sales	$407.1	$309.8	$72.1	$32.4	$821.4
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$407.1	$309.8	$72.1	$32.4	$821.4

For the Three Months Ended September 30, 2015
Reported net sales	$450.3	$292.6	$77.9	$33.5	$854.3
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$450.3	$292.6	$77.9	$33.5	$854.3

Net sales change
Reported net sales	(9.6%)	5.9%	(7.4%)	(3.3%)	(3.9%)
Pro forma net sales	(9.6%)	5.9%	(7.4%)	(3.3%)	(3.9%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(0.9%)	—%	(3.3%)	—%	(0.8%)
Approximate year-over-year impact of changes in pass-through paper sales	(4.3%)	5.4%	(1.3%)	—%	(0.6%)

Net organic sales change (1)	(4.4%)	0.5%	(2.8%)	(3.3%)	(2.5%)

There were no acquisitions during the three months ended September 30, 2016.

(1)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Reconciliation of Reported to Pro Forma Net Sales - Print Segment

For the Nine Months Ended September 30, 2016 and 2015

(in millions)

(UNAUDITED)

	Magazines, Catalogs, and Retail Inserts	Book	Europe	Directories	Print
For the Nine Months Ended September 30, 2016
Reported net sales	$1,191.5	$840.6	$208.7	$96.6	$2,337.4
Adjustments (1)	—	—	—	—	—

Pro forma net sales	$1,191.5	$840.6	$208.7	$96.6	$2,337.4

For the Nine Months Ended September 30, 2015
Reported net sales	$1,310.9	$671.0	$222.2	$103.6	$2,307.7
Adjustments (1)	—	117.9	—	—	117.9

Pro forma net sales	$1,310.9	$788.9	$222.2	$103.6	$2,425.6

Net sales change
Reported net sales	(9.1%)	25.3%	(6.1%)	(6.8%)	1.3%
Pro forma net sales	(9.1%)	6.6%	(6.1%)	(6.8%)	(3.6%)

Supplementary non-GAAP information:
Year-over-year impact of changes in foreign exchange (FX) rates	(1.0%)	—%	(4.7%)	—%	(0.9%)
Approximate year-over-year impact of changes in pass-through paper sales	(3.8%)	3.8%	—%	(3.5%)	(1.0%)

Net organic sales change (2)	(4.3%)	2.8%	(1.4%)	(3.3%)	(1.7%)

The reported results of the Company include the results of an acquired business from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2015 to pro forma net sales as if the 2015 acquisition took place as of January 1, 2015 for the purposes of this schedule.

There were no acquisitions during the nine months ended September 30, 2016.

For the nine months ended September 30, 2015, the adjustment for net sales of an acquired business reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired business: Courier
(2)	Adjusted for net sales of acquired business, the impact of changes in FX rates and pass-through paper sales.

LSC COMMUNICATIONS REPORTS THIRD-QUARTER 2016 RESULTS

LSC Communications, Inc.

Debt and Liquidity Summary

As of September 30, 2016

(in millions)

(UNAUDITED)

Total Liquidity (1)	September 30, 2016
Cash	$54.8

Stated amount of the Credit Agreement	400.0
Less: availability reduction from covenants	—

Amount available under the Credit Agreement (2)	400.0

Usage
Borrowings under credit agreement (2) (3)	—
Impact on availability related to outstanding letters of credit	12.0

12.0

Net Available Liquidity	$442.8

Short-term and current portion of long-term debt	$52.1
Long-term debt	755.7

Total debt	$807.8

Non-GAAP adjusted EBITDA for the twelve months ended September 30, 2016	$399.2

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.0x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	The Company has a $400.0 million senior secured revolving credit agreement (the “Credit Agreement”) which expires on September 30, 2021. The Credit Agreement is subject to a number of covenants, including, but not limited to, a minimum Interest Coverage Ratio and a maximum Leverage Ratio, as defined in and calculated pursuant to the Credit Agreement, that, in part, restrict the Company’s ability to incur additional indebtedness, create liens, engage in mergers and consolidations, make restricted payments and dispose of certain assets. There were no borrowings under the Credit Agreement as of September 30, 2016.
(3)	Net available liquidity was reduced by $12.0 million of outstanding letters of credit. The Company expects additional letters of credit related to the Company’s workers compensation plan which will further reduce the availability by approximately $35.0 million to $45.0 million.